UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 21, 2005


                               HMN Financial, Inc.
                               -------------------
             (Exact name of registrant as specified in its chapter)


          Delaware                    0-24100                    41-1777397
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


          1016 Civic Center Drive Northwest
                     PO Box 6057
                Rochester, Minnesota                             55903-6057
       (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code (507) 535-1200


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 20, 2005, HMN Financial, Inc. (the "Company") reported its financial results for its third fiscal quarter ended September 30, 2005. See the Company's press release dated October 20, 2005, which is furnished as Exhibit 99 and incorporated by reference in this Current Report on Form 8-K.



Item 9.01. Financial Statements and Exhibits

        (c) Exhibits (the following exhibits are furnished to the SEC)

                Exhibit Number          Description
                --------------          -----------

                     99                 Press release dated October 20, 2005







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HMN Financial, Inc.
                                           (Registrant)

Date: October 20, 2005                    /s/ Jon Eberle
                                     -----------------------------
                                     Jon Eberle, SVP/CFO/Treasurer